PRESS RELEASE For Immediate Release
Monolithic Power Systems, Inc.
6409 Guadalupe Mines Road
San Jose, CA 95120 USA
T: 408-826-0600, F: 408-826-0601
www.monolithicpower.com

Monolithic Power Systems Announces Results for the
Second Quarter and Half Year ended June 30, 2011

SAN JOSE, Calif. August 2, 2011--Monolithic Power Systems (MPS) (Nasdaq: MPWR), a leading fabless manufacturer of high-performance analog and mixed-signal semiconductors, today announced financial results for the quarter and half year ended June 30, 2011.

The results for the quarter ended June 30, 2011 are as follows:

•	Net revenues of $51.6 million, a 16.1% increase from $44.5 million in the first quarter of 2011 and a decrease from $55.7 million in the second quarter of 2010.
•	Gross margin of 51.4%, an increase from 50.2% in the first quarter of 2011 and a decrease from 58.2% in the second quarter of 2010.
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GAAP operating expenses of $22.5 million, including $21.6 million for research and development and selling, general and administrative expenses, which includes $3.6 million for stock-based compensation, and $0.9 million for litigation expenses.  Comparatively, for the three months ended June 30, 2010, GAAP operating expenses were $25.6 million, including $23.4 million for research and development and selling, general and administrative expenses, which includes $5.4 million for stock-based compensation and $2.2 million for litigation expenses.

•
Non-GAAP(1) operating expenses of $18.9 million, excluding $3.6 million for stock-based compensation, compared to $20.2 million, excluding $5.4 million for stock-based compensation for the three months ended June 30, 2010.

•
GAAP net income of $3.5 million, with GAAP earnings per share of $0.10 per diluted share.  Comparatively, GAAP net income was $6.4 million, with GAAP earnings per share of $0.17 per diluted share for the quarter ended June 30, 2010.

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Non-GAAP(1) net income of $7.2 million, with non-GAAP earnings per share of $0.21 per diluted share, excluding stock-based compensation and related tax effects, compared to non-GAAP net income of $11.7 million, with non-GAAP earnings per share of $0.31 per diluted share, excluding stock-based compensation and related tax effects for the quarter ended June 30, 2010.

The results for the half year ended June 30, 2011 are as follows:

•	Net revenues of $96.1 million, compared to $105.9 million for the half year ended June 30, 2010, a decrease of 9.3%.
•	Gross margin of 50.8%, compared to 58.3% for the half year ended June 30, 2010.
•
GAAP operating expenses of $42.9 million, including $41.2 million for research and development and selling, general and administrative expenses, which includes $6.5 million for stock-based compensation, and $1.8 million for patent litigation expenses. Comparatively, GAAP operating expenses of $48.6 million, including $44.8 million for research and development and selling, general and administrative expenses, which includes $9.4 million for stock-based compensation, $3.8 million for patent litigation expenses for the half year ended June 30, 2010.

•
Non-GAAP(1) operating expenses of $36.4 million, excluding $6.5 million for stock-based compensation, compared to $39.3 million, excluding $9.4 million in stock-based compensation for the half year ended June 30, 2010.

•	GAAP net income of $5.4 million, with GAAP EPS of $0.15 per diluted share compared to GAAP net income of $12.8 million, with GAAP EPS of $0.33 per diluted share for the half year ended June 30, 2010.
•
Non-GAAP(1) net income of $11.9 million, with non-GAAP earnings per share of $0.33 per diluted share, excluding stock-based compensation and related tax effects compared to non-GAAP net income of $21.6 million, with non-GAAP earnings per share of $0.57 per diluted share, excluding stock-based compensation and related tax effects for the half year ended June 30, 2010.

The stock buyback program announced in July 2010 was completed in the second quarter of 2011.  In total, 4.4 million shares were purchased for $70.0 million.

The following is a summary of revenue by product family (in thousands):

	Three months ended June 30,		Six months ended June 30,
Product Family	2011	2010	2011	2010
DC to DC Converters	$42,786	$45,551	$79,879	$85,852
Lighting Control Products	6,857	7,510	12,745	14,944
Audio Amplifiers	1,985	2,629	3,472	5,144

Total	$51,628	$55,690	$96,096	$105,940

"Our business continues to be strong", said Michael Hsing, CEO and founder of MPS. "We are executing well. First, we introduced products with significantly lower costs, which will allow us to continue to be competitive and grow in existing markets. Second, we introduced state-of-the-art high current, high voltage products that will expand our high value product portfolio and customer base. We are building a stronger company."

Business Outlook
The following are MPS’ financial targets for the third quarter ending September 30, 2011:

•	Revenues in the range of $56 million to $60 million.

•	Gross margin in the range of 52.0% to 52.5%.

•
Research and development and selling, general and administrative expenses between $19.5 million and $21.5 million. Non-GAAP(1) research and development and selling, general and administrative expenses between $16.5 million and $18.1 million. This excludes an estimate of stock-based compensation expense in the range of $3.0 million to $3.4 million.

•	Litigation expense in the range of $0.6 million to $0.8 million.

(1) Non-GAAP net income, non-GAAP earnings, non-GAAP operating expenses and non-GAAP research and development and selling, general and administrative expense differ from net income, earnings, operating expenses, and research and development and selling, general and administrative expense determined in accordance with GAAP (Generally Accepted Accounting Principles in the United States). Non-GAAP net income for the quarter and half year ended June 30, 2011 and 2010 excludes the effect of stock-based compensation expense and its related tax effect. Non-GAAP operating expenses for the quarter and half year ended June 30, 2011 and 2010 exclude the effect of stock-based compensation expense. Projected non-GAAP research and development and selling, general and administrative expenses exclude the effect of stock-based compensation expense. These non-GAAP financial measures are not prepared in accordance with GAAP and should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. A schedule reconciling non-GAAP financial measures is included at the end of this press release. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. MPS utilizes both GAAP and non-GAAP financial measures to assess what it believes to be its core operating performance and to evaluate and manage its internal business and assist in making financial operating decisions. MPS believes that the inclusion of non-GAAP financial measures, together with GAAP measures, provides investors with an alternative presentation useful to investors' understanding of MPS’ core operating results and trends. Additionally, MPS believes that the inclusion of non-GAAP measures, together with GAAP measures, provides investors with an additional dimension of comparability to similar companies. However, investors should be aware that non-GAAP financial measures utilized by other companies are not likely to be comparable in most cases to the non-GAAP financials measures used by MPS.

Conference Call
MPS plans to conduct an investor teleconference covering its quarter and half year ended June 30, 2011 results at 2:00 p.m. PT / 5:00 p.m. ET today, August 2, 2011. To access the conference call and the following replay of the conference call, go to http://ir.monolithicpower.com and click on the webcast link. From this site, you can listen to the teleconference, assuming that your computer system is configured properly. In addition to the webcast replay, which will be archived for all investors for one year on the MPS website, a phone replay will be available for seven days after the live call at 404-537-3406, code number 84627735. This press release and any other information related to the call will also be posted on the website.

Safe Harbor Statement
This press release contains forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including, among other things, (i) projected revenues, gross margin, GAAP and non-GAAP research and development and selling, general and administrative expenses, stock-based compensation expense and litigation expense for the quarter ending September 30, 2011, (ii) our outlook for the long term prospects of the company, including the prospects of our new product families, (iii) our ability to penetrate new markets and expand our market share, (iv) our expected pricing practices in 2011, (v) the seasonality of our business, (vi) our ability to reduce our manufacturing costs, and (vii) statements of the assumptions underlying or relating to any statement described in (i), (ii), (iii), (iv), (v) or (vi). These forward-looking statements are not historical facts or guarantees of future performance or events, are based on current expectations, estimates, beliefs, assumptions, goals, and objectives, and involve significant known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from the results expressed by these statements. Readers of this press release and listeners to the accompanying conference call are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. Factors that could cause actual results to differ include, but are not limited to, our ability to attract new customers and retain existing customers; acceptance of, or demand for, MPS’ products, in particular the new products launched within the past 18 months, being different than expected; competition generally and the increasingly competitive nature of our industry; any market disruptions or interruptions in MPS’ schedule of new product release development; adverse changes in production and testing efficiency of our products; adverse changes in government regulations in foreign countries where MPS has offices or operations; the effect of catastrophic events; adequate supply of our products from our third-party manufacturer; the risks, uncertainties and costs of litigation in which the Company is involved; the outcome of any upcoming trials, hearings, motions and appeals; the adverse impact on MPS’ financial performance if its tax and litigation provisions are inadequate; adverse changes or developments in the semiconductor industry generally; difficulty in predicting or budgeting for future customer demand and channel inventories, expenses and financial contingencies; and other important risk factors identified in MPS’ SEC filings, including, but not limited to, its Form 10-K filed on March 4, 2011 and its Form 10-Q filed on April 28, 2011.

The forward-looking statements in this press release represent MPS’ projections and current expectations, as of the date hereof, not predictions of actual performance. MPS assumes no obligation to update the information in this press release or in the accompanying conference call.

About Monolithic Power Systems, Inc.
Monolithic Power Systems, Inc. (MPS) develops and markets proprietary, advanced analog and mixed-signal semiconductors. The company combines advanced process technology with its highly experienced analog designers to produce high-performance power management integrated circuits (ICs) for DC to DC converters, LED drivers, Cold Cathode Fluorescent Lamp (CCFL) backlight controllers, Class D audio amplifiers, and Linear ICs. MPS products are used extensively in computing and network communications products, LCD monitors and TVs, and a wide variety of consumer and portable electronics products. MPS partners with world-class manufacturing organizations to deliver top quality, ultra-compact, high-performance solutions through the most productive, cost-efficient channels. Founded in 1997 and headquartered in San Jose, California, the company has expanded its global presence with sales offices in Taiwan, China, Korea, Japan, and Europe, which operate under MPS International, Ltd.

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Monolithic Power Systems, MPS, and the MPS logo are registered trademarks of Monolithic Power Systems, Inc. in the U.S. and trademarked in certain other countries.

Contact:
Meera Rao
Chief Financial Officer
Monolithic Power Systems, Inc.
408-826-0777
investors@monolithicpower.com

Consolidated Balance Sheets
(Unaudited, in thousands, except par value and share amounts)

	June 30, 2011	December 31, 2010
ASSETS
Current assets:
Cash and cash equivalents	$97,685	$48,010
Short-term investments	65,641	129,709
Accounts receivable, net of allowances of $0 in both 2011 and 2010	17,589	18,347
Inventories	24,715	25,789
Deferred income tax assets, net - current	452	204
Prepaid expenses and other current assets	1,692	2,314
Total current assets	207,774	224,373
Property and equipment, net	37,433	37,262
Long-term investments	17,220	19,180
Deferred income tax assets, net - long-term	39	39
Other assets	694	749
Total assets	$263,160	$281,603

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$10,929	$8,979
Accrued compensation and related benefits	8,042	8,792
Accrued liabilities	12,038	11,199
Total current liabilities	31,009	28,970

Non-current income tax liability	5,021	5,015
Other long-term liabilities	-	723
Total liabilities	36,030	34,708
Stockholders' equity:
Common stock, $0.001 par value, $33 and $35 in 2011 and 2010, respectively; shares authorized: 150,000,000; shares issued and outstanding: 33,466,052 and 35,063,033 in 2011 and 2010, respectively	152,129	178,269
Retained earnings	72,022	66,647
Accumulated other comprehensive income	2,979	1,979
Total stockholders’ equity	227,130	246,895
Total liabilities and stockholders’ equity	$263,160	$281,603

Consolidated Statement of Operations
(Unaudited, in thousands, except per share amounts)

	Three months ended June 30,		Six months ended June 30,
	2011	2010	2011	2010

Revenue	$51,628	$55,690	$96,096	$105,940
Cost of revenue	25,070	23,256	47,233	44,210

Gross profit	26,558	32,434	48,863	61,730
Operating expenses:
Research and development	11,237	11,785	21,323	22,825
Selling, general and administrative	10,343	11,615	19,833	22,008
Litigation expense	939	2,228	1,752	3,795

Total operating expenses	22,519	25,628	42,908	48,628

Income from operations	4,039	6,806	5,955	13,102
Other income (expense):
Interest and other income	160	338	431	685
Interest and other expense	(136)	(4)	(224)	(4)

Total other income, net	24	334	207	681

Income before income taxes	4,063	7,140	6,162	13,783
Income tax provision / (benefit)	581	733	787	1,020

Net income	$3,482	$6,407	$5,375	$12,763
Basic net income per share	$0.10	$0.18	$0.16	$0.36
Diluted net income per share	$0.10	$0.17	$0.15	$0.33
Weighted average common shares outstanding:
Basic	33,846	36,291	34,432	35,858
Diluted	34,903	38,355	35,598	38,151

* Stock-based compensation has been included in the following line items:
Cost of revenue	$89	$116	$152	$195
Research and development	1,550	1,995	2,977	3,730
Selling, general and administrative	2,036	3,428	3,533	5,638
Total	$3,675	$5,539	$6,662	$9,563

	Three months ended June 30,		Six months ended June 30,
	2011	2010	2011	2010

RECONCILIATION OF NET INCOME TO NON-GAAP NET INCOME
(in thousands, except per share amounts)

Net income	$3,482	$6,407	$5,375	$12,763
Net income as a percentage of revenue	6.74%	11.50%	5.59%	12.05%

Adjustments to reconcile net income to non-GAAP net income
Stock-based compensation	$3,675	$5,539	$6,662	$9,563
Tax effect	1	(218)	(175)	(731)
Non-GAAP net income	$7,158	$11,728	$11,862	$21,595
Non-GAAP net income as a percentage of revenue	13.9%	21.1%	12.3%	20.4%

Non-GAAP earnings per share, excluding stock-based compensation and related tax effects:
Basic	$0.21	$0.32	$0.34	$0.60
Diluted	$0.21	$0.31	$0.33	$0.57

Shares used in the calculation of non-GAAP earnings per share:
Basic	33,846	36,291	34,432	35,858
Diluted	34,903	38,355	35,598	38,151

RECONCILIATION OF OPERATING EXPENSES TO NON-GAAP OPERATING EXPENSES
(in thousands, except per share amounts)

Total operating expenses	$22,519	$25,628	$42,908	$48,628

Adjustments to reconcile total operating expenses to non-GAAP total operating expenses
Stock-based compensation	$(3,586)	$(5,423)	$(6,510)	$(9,368)
Non-GAAP operating expenses	$18,933	$20,205	$36,398	$39,260

RECONCILIATION OF OPERATING INCOME TO NON-GAAP OPERATING INCOME
(in thousands, except per share amounts)

Total operating income	$4,039	$6,806	$5,955	$13,102
Operating income as a percentage of revenue	7.8%	12.2%	6.2%	12.4%

Adjustments to reconcile total operating income to non-GAAP total operating income
Stock-based compensation	$3,586	$5,423	$6,510	$9,368
Non-GAAP operating income	$7,625	$12,229	$12,465	$22,470
Non-GAAP operating income as a percentage of revenue	14.8%	22.0%	13.0%	21.2%

2011 Third Quarter Outlook

	Three months ended September 30, 2011
	Low	High
R&D and SG&A	$19,500	$21,500

Adjustments to reconcile R&D and SG&A to non-GAAP R&D and SG&A
Stock-based compensation	(3,000)	(3,400)
Non-GAAP R&D and SG&A	$16,500	$18,100